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                                                                     EXHIBIT 4.1

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                    SHARES
  6                                                                         __

                          ASI SOLUTIONS INCORPORATED

                            TOTAL AUTHORIZED ISSUE
                     18,000,000 SHARES PAR VALUE $.01 EACH     See Reverse for
                                                             Certain Definitions
                                 COMMON STOCK

THIS IS TO CERTIFY THAT ________________________________________ IS THE OWNER OF

__________________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


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                             SECRETARY                                 PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

                  TEN COM  --  as tenants in common
                  TEN ENT  --  as tenants by the entireties
                  JT TEN   --  as joint tenants with right of
                               survivorship and not as tenants
                               in common

      UNIF GIFT MIN ACT   --  ____________ Custodian ____________ (Minor)
       under Uniform Gifts to Minors Act ________________________ (State)

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                              IDENTIFYING NUMBER OF ASSIGNEE
                                          --------------------------------------

                                          --------------------------------------

For value received, the undersigned hereby sells, assigns and transfers unto

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints _______________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________
                       In presence of     --------------------------------------

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                                          NOTICE: The signature to this assign-
                                          ment must correspond with the name as
                                          written upon the face of the certifi-
                                          cate in every particular without
                                          alterations or enlargement, or any
                                          change whatever.